UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934

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Analog Devices, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
ANALOG DEVICES, INC. 2022 Annual Meeting Vote by March 8, 2022 11:59 PM ET

ANALOG DEVICES, INC. ATTN: INVESTOR RELATIONS DEPT. ONE ANALOG WAY WILMINGTON, MA 01887

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 You invested in ANALOG DEVICES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 9, 2022.

 Get informed before you vote

You may view the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR receive a free paper or email copy of the material(s) by submitting a request prior to February 23, 2022. You can request a free paper or email copy of the material(s) for this and/or future shareholder meetings by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If you request materials by email, please include your control number (indicated below) in the subject line. You will not receive a paper or email copy of the proxy materials unless you request one.

* Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1.	The election to Analog Devices’ Board of Directors of the twelve nominees named in our Proxy Statement.

Nominees:

	1a.	Ray Stata	For

	1b.	Vincent Roche	For

	1c.	James A. Champy	For

	1d.	Anantha P. Chandrakasan	For

	1e.	Tunç Doluca	For

	1f.	Bruce R. Evans	For

	1g.	Edward H. Frank	For

	1h.	Laurie H. Glimcher	For

	1i.	Karen M. Golz	For

	1j.	Mercedes Johnson	For

	1k.	Kenton J. Sicchitano	For

	1l.	Susie Wee	For

2.	Advisory resolution to approve the compensation of our named executive officers.		For

3.	Approve the Analog Devices, Inc. 2022 Employee Stock Purchase Plan.		For

4.	Ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2022.		For

NOTE: To transact such other business as may properly come before the meeting and at any adjournments or postponement at the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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